THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NY AND RIDGEFIELD PARK, NJ

      Number                                                     Shares



     PREFERRED                                                   PREFERRED
    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ON OCTOBER 15, 1926

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                                                            SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


This Certifies that                                         is the owner of
                                                            CUSIP 368802 XX X


        FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $1 EACH
                   OF THE    % CUMULATIVE PREFERRED STOCK OF



GENERAL AMERICAN INVESTORS COMPANY, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares of stock represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation (a copy of which is on file at the office of the Transfer Agent of the Corporation) and all amendments thereto. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                    [ SEAL ]

                                                  Dated


/s/ Carole Anne Clementi                          /s/ Spencer Davidson
                  Secretary                                          President



COUNTERSIGNED AND REGISTERED:
ChaseMellon Shareholder Services, L.L.C.
                          TRANSFER AGENT
                          AND REGISTRAR,


By
                    AUTHORIZED SIGNATURE

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO A STOCKHOLDER UPON REQUEST A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -- as tenants in common

     TEN ENT   -- as tenants by the entireties

     JT TEN    -- as joint tenants with right of
                  survivorship and not as tenants
                  in common

     UNIF GIFT MIN ACT -- ..........Custodian..........
                            (Cust)            (Minor)
                          under Uniform Gifts to Minors

                          Act....................
                                 (State)

    Additional abbreviations may also be used though not in the above list.


    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

    For value received,                    hereby sell, assign and transfer unto
                        -----------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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--------------------------------------------------------------------------Shares

of the capital stock, represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

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Attorney  to  transfer  for the  said  stock on the  books  of the  within-named
Corporation with full power of substitution in the premises.

Dated,
      ----------------------



                                        ---------------------------------------



Signature(s) Guaranteed


---------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.